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March 15, 2019

Board of Trustees

PIMCO Gurtin California Municipal Intermediate Value Fund

PIMCO Funds

650 Newport Center Drive

Newport Beach, California 92660

Board of Trustees

Gurtin California Municipal Intermediate Value Fund

Forum Funds II

Three Canal Plaza, Suite 600

Portland, Maine 04101

Dear Ladies and Gentlemen:

You have requested our opinion regarding certain federal income tax consequences to Gurtin California Municipal Intermediate Value Fund (the “Acquired Fund”), a separate series of Forum Funds II, a Delaware statutory trust (the “Acquired Fund Trust”), and to PIMCO Gurtin California Municipal Intermediate Value Fund (the “Acquiring Fund”), a separate series of PIMCO Funds, a Massachusetts business trust (the “Acquiring Fund Trust”), and to the Institutional Class shareholders of beneficial interest in Acquired Fund (the “Acquired Fund Shareholders”), in connection with the transfer of all of the assets, as defined in paragraph 1.2 of the Agreement and Plan of Reorganization (the “Plan”) dated as of March 15, 2019, executed by Acquired Fund Trust on behalf of Acquired Fund and by Acquiring Fund Trust on behalf of Acquiring Fund, of the Acquired Fund (the “Assets”) to Acquiring Fund in exchange for Institutional Class Shares of beneficial interest of Acquiring Fund (the “Acquiring Fund Shares”) and the assumption of Acquired Fund’s liabilities as defined in paragraph 1.3 of the Plan (the

“Liabilities”) by Acquiring Fund, followed by the distribution of the Acquiring Fund Shares received by Acquired Fund pro rata to the Acquired Fund Shareholders followed by the complete liquidation of the Acquired Fund (the “Reorganization”), all pursuant to the Plan.

For purposes of this opinion, we have examined and relied upon (1) the Plan, (2) the facts and representations contained in the letter dated on or about the date hereof addressed to us from Acquiring Fund Trust on behalf of Acquiring Fund, (3) the facts and representations contained in the letter dated on or about the date hereof addressed to us from Acquired Fund Trust on behalf of Acquired Fund, and (4) such other documents and instruments as we have deemed necessary or appropriate for purposes of rendering this opinion.

This opinion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), United States Treasury Regulations, judicial decisions, and administrative rulings and pronouncements of the Internal Revenue Service, all as in effect on the date hereof. This opinion is conditioned upon the Reorganization taking place in the manner described in the Plan.

Based upon the foregoing, it is our opinion that for federal income tax purposes, with respect to Acquired Fund and Acquiring Fund:

1.

The transfer by each Acquired Fund of all of its Assets to its corresponding Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Acquired Fund as specified herein, and the distribution of such shares to the Acquired Fund Shareholders, as provided in this Agreement, will constitute a reorganization under Section 368(a)(1)(F) of the Code.

2.

Under Sections 361 and 357 of the Code, no gain or loss will be recognized by an Acquired Fund, upon (i) the transfer of all its Assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Acquired Fund as specified herein or (ii) the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in liquidation as specified herein,

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except that the Acquired Fund may be required to recognize gain or loss with respect to (A) contracts described in Section 1256(b) of the Code, (B) stock in a passive foreign investment company, as defined in Section 1297(a) of the Code, or (C) any other gain or loss required to be recognized upon the termination of a position, or upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code.

3.

Under Section 1032 of the Code, no gain or loss will be recognized by an Acquiring Fund upon receipt of the Assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Acquired Fund as specified herein.

4.

Under Section 354 of the Code, no gain or loss will be recognized by the shareholders of an Acquired Fund upon the distribution to them by the Acquired Fund of the Acquiring Fund Shares in exchange for their shares of the Acquired Fund.

5.

Under Section 358 of the Code, the basis of the Acquiring Fund Shares received by each shareholder of an Acquired Fund will be the same as the basis of the shareholder’s Acquired Fund shares exchanged therefor.

6.

Under Section 362(b) of the Code, the basis of an Acquired Fund’s Assets received by the corresponding Acquiring Fund will be the same as the basis of such Assets in the hands of the Acquired Fund immediately prior to the transactions.

7.

Under Section 1223(1) of the Code, each shareholder’s holding period for the Acquiring Fund Shares will be determined by including the period for which the shareholder held the shares of the applicable Acquired Fund exchanged therefor, provided that the shareholder held such shares of the Acquired Fund as a capital asset at the time of the exchange.

8.

Under Section 1223(2) of the Code, the holding period of an Acquiring Fund with respect to the corresponding Acquired Fund’s Assets will include the period for which the Acquired Fund’s Assets were held by the Acquired Fund.

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9.

An Acquiring Fund will succeed to and take into account those tax attributes of the corresponding Acquired Fund that are described in Section 381(c) of the Code subject to the conditions and limitations specified in the Code, the regulations thereunder and existing court decisions and published interpretations of the Code and Regulations.

10.

The consummation of the Reorganization will not terminate the taxable year of the Acquired Fund for federal income tax purposes, aside from any elective change in the taxable year of the Acquiring Fund. The part of the taxable year of the Acquired Fund before the Reorganization and part of the taxable year of the Acquiring Fund after the Reorganization will constitute a single taxable year of the Acquiring Fund.

We express no opinion as to the federal income tax consequences of the Reorganization except as expressly set forth above, or as to any transaction except those consummated in accordance with the Plan. Without limiting the foregoing, we express no opinion as to the federal income tax consequences of the Reorganization to Acquired Fund with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code.

Very truly yours,

/s/ Dechert LLP

Dechert LLP

Dechert LLP

March 15, 2019

Board of Trustees

PIMCO Gurtin California Municipal Opportunistic Value Fund

PIMCO Funds

650 Newport Center Drive

Newport Beach, California 92660

Board of Trustees

Gurtin California Municipal Opportunistic Value Fund

Forum Funds II

Three Canal Plaza, Suite 600

Portland, Maine 04101

Dear Ladies and Gentlemen:

You have requested our opinion regarding certain federal income tax consequences to Gurtin California Municipal Opportunistic Value Fund (the “Acquired Fund”), a separate series of Forum Funds II, a Delaware statutory trust (the “Acquired Fund Trust”), and to PIMCO Gurtin California Municipal Opportunistic Value Fund (the “Acquiring Fund”), a separate series of PIMCO Funds, a Massachusetts business trust (the “Acquiring Fund Trust”), and to the Institutional Class shareholders of beneficial interest in Acquired Fund (the “Acquired Fund Shareholders”), in connection with the transfer of all of the assets, as defined in paragraph 1.2 of the Agreement and Plan of Reorganization (the “Plan”) dated as of March 15, 2019, executed by Acquired Fund Trust on behalf of Acquired Fund and by Acquiring Fund Trust on behalf of Acquiring Fund, of the Acquired Fund (the “Assets”) to Acquiring Fund in exchange for Institutional Class Shares of beneficial interest of Acquiring Fund (the “Acquiring Fund Shares”) and the assumption of Acquired Fund’s liabilities as defined in paragraph 1.3 of the Plan (the “Liabilities”) by Acquiring Fund, followed by the distribution of the Acquiring Fund Shares received by Acquired Fund pro rata to the Acquired Fund Shareholders followed by the complete liquidation of the Acquired Fund (the “Reorganization”), all pursuant to the Plan.

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For purposes of this opinion, we have examined and relied upon (1) the Plan, (2) the facts and representations contained in the letter dated on or about the date hereof addressed to us from Acquiring Fund Trust on behalf of Acquiring Fund, (3) the facts and representations contained in the letter dated on or about the date hereof addressed to us from Acquired Fund Trust on behalf of Acquired Fund, and (4) such other documents and instruments as we have deemed necessary or appropriate for purposes of rendering this opinion.

This opinion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), United States Treasury Regulations, judicial decisions, and administrative rulings and pronouncements of the Internal Revenue Service, all as in effect on the date hereof. This opinion is conditioned upon the Reorganization taking place in the manner described in the Plan.

Based upon the foregoing, it is our opinion that for federal income tax purposes, with respect to Acquired Fund and Acquiring Fund:

11.

The transfer by each Acquired Fund of all of its Assets to its corresponding Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Acquired Fund as specified herein, and the distribution of such shares to the Acquired Fund Shareholders, as provided in this Agreement, will constitute a reorganization under Section 368(a)(1)(F) of the Code.

12.

Under Sections 361 and 357 of the Code, no gain or loss will be recognized by an Acquired Fund, upon (i) the transfer of all its Assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Acquired Fund as specified herein or (ii) the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in liquidation as specified herein, except that the Acquired Fund may be required to recognize gain or loss with respect to (A) contracts described in Section 1256(b) of the Code, (B)

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stock in a passive foreign investment company, as defined in Section 1297(a) of the Code, or (C) any other gain or loss required to be recognized upon the termination of a position, or upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code.

13.

Under Section 1032 of the Code, no gain or loss will be recognized by an Acquiring Fund upon receipt of the Assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Acquired Fund as specified herein.

14.

Under Section 354 of the Code, no gain or loss will be recognized by the shareholders of an Acquired Fund upon the distribution to them by the Acquired Fund of the Acquiring Fund Shares in exchange for their shares of the Acquired Fund.

15.

Under Section 358 of the Code, the basis of the Acquiring Fund Shares received by each shareholder of an Acquired Fund will be the same as the basis of the shareholder’s Acquired Fund shares exchanged therefor.

16.

Under Section 362(b) of the Code, the basis of an Acquired Fund’s Assets received by the corresponding Acquiring Fund will be the same as the basis of such Assets in the hands of the Acquired Fund immediately prior to the transactions.

17.

Under Section 1223(1) of the Code, each shareholder’s holding period for the Acquiring Fund Shares will be determined by including the period for which the shareholder held the shares of the applicable Acquired Fund exchanged therefor, provided that the shareholder held such shares of the Acquired Fund as a capital asset at the time of the exchange.

18.

Under Section 1223(2) of the Code, the holding period of an Acquiring Fund with respect to the corresponding Acquired Fund’s Assets will include the period for which the Acquired Fund’s Assets were held by the Acquired Fund.

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19.

An Acquiring Fund will succeed to and take into account those tax attributes of the corresponding Acquired Fund that are described in Section 381(c) of the Code subject to the conditions and limitations specified in the Code, the regulations thereunder and existing court decisions and published interpretations of the Code and Regulations.

20.

The consummation of the Reorganization will not terminate the taxable year of the Acquired Fund for federal income tax purposes, aside from any elective change in the taxable year of the Acquiring Fund. The part of the taxable year of the Acquired Fund before the Reorganization and part of the taxable year of the Acquiring Fund after the Reorganization will constitute a single taxable year of the Acquiring Fund.

We express no opinion as to the federal income tax consequences of the Reorganization except as expressly set forth above, or as to any transaction except those consummated in accordance with the Plan. Without limiting the foregoing, we express no opinion as to the federal income tax consequences of the Reorganization to Acquired Fund with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code.

Very truly yours,

/s/ Dechert LLP

Dechert LLP

Dechert LLP

March 15, 2019

Board of Trustees

PIMCO Gurtin National Municipal Opportunistic Value Fund

PIMCO Funds

650 Newport Center Drive

Newport Beach, California 92660

Board of Trustees

Gurtin National Municipal Opportunistic Value Fund

Forum Funds II

Three Canal Plaza, Suite 600

Portland, Maine 04101

Dear Ladies and Gentlemen:

You have requested our opinion regarding certain federal income tax consequences to Gurtin National Municipal Opportunistic Value Fund (the “Acquired Fund”), a separate series of Forum Funds II, a Delaware statutory trust (the “Acquired Fund Trust”), and to PIMCO Gurtin National Municipal Opportunistic Value Fund (the “Acquiring Fund”), a separate series of PIMCO Funds, a Massachusetts business trust (the “Acquiring Fund Trust”), and to the Institutional Class shareholders of beneficial interest in Acquired Fund (the “Acquired Fund Shareholders”), in connection with the transfer of all of the assets, as defined in paragraph 1.2 of the Agreement and Plan of Reorganization (the “Plan”) dated as of March 15, 2019, executed by Acquired Fund Trust on behalf of Acquired Fund and by Acquiring Fund Trust on behalf of Acquiring Fund, of the Acquired Fund (the “Assets”) to Acquiring Fund in exchange for Institutional Class Shares of beneficial interest of Acquiring Fund (the “Acquiring Fund Shares”) and the assumption of Acquired Fund’s liabilities as defined in paragraph 1.3 of the Plan (the “Liabilities”) by Acquiring Fund, followed by the distribution of the Acquiring Fund Shares received by Acquired Fund pro rata to the Acquired Fund Shareholders followed by the complete liquidation of the Acquired Fund (the “Reorganization”), all pursuant to the Plan.

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For purposes of this opinion, we have examined and relied upon (1) the Plan, (2) the facts and representations contained in the letter dated on or about the date hereof addressed to us from Acquiring Fund Trust on behalf of Acquiring Fund, (3) the facts and representations contained in the letter dated on or about the date hereof addressed to us from Acquired Fund Trust on behalf of Acquired Fund, and (4) such other documents and instruments as we have deemed necessary or appropriate for purposes of rendering this opinion.

This opinion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), United States Treasury Regulations, judicial decisions, and administrative rulings and pronouncements of the Internal Revenue Service, all as in effect on the date hereof. This opinion is conditioned upon the Reorganization taking place in the manner described in the Plan.

Based upon the foregoing, it is our opinion that for federal income tax purposes, with respect to Acquired Fund and Acquiring Fund:

21.

The transfer by each Acquired Fund of all of its Assets to its corresponding Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Acquired Fund as specified herein, and the distribution of such shares to the Acquired Fund Shareholders, as provided in this Agreement, will constitute a reorganization under Section 368(a)(1)(F) of the Code.

22.

Under Sections 361 and 357 of the Code, no gain or loss will be recognized by an Acquired Fund, upon (i) the transfer of all its Assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Acquired Fund as specified herein or (ii) the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in liquidation as specified herein, except that the Acquired Fund may be required to recognize gain or loss with respect to (A) contracts described in Section 1256(b) of the Code, (B)

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stock in a passive foreign investment company, as defined in Section 1297(a) of the Code, or (C) any other gain or loss required to be recognized upon the termination of a position, or upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code.

23.

Under Section 1032 of the Code, no gain or loss will be recognized by an Acquiring Fund upon receipt of the Assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Acquired Fund as specified herein.

24.

Under Section 354 of the Code, no gain or loss will be recognized by the shareholders of an Acquired Fund upon the distribution to them by the Acquired Fund of the Acquiring Fund Shares in exchange for their shares of the Acquired Fund.

25.

Under Section 358 of the Code, the basis of the Acquiring Fund Shares received by each shareholder of an Acquired Fund will be the same as the basis of the shareholder’s Acquired Fund shares exchanged therefor.

26.

Under Section 362(b) of the Code, the basis of an Acquired Fund’s Assets received by the corresponding Acquiring Fund will be the same as the basis of such Assets in the hands of the Acquired Fund immediately prior to the transactions.

27.

Under Section 1223(1) of the Code, each shareholder’s holding period for the Acquiring Fund Shares will be determined by including the period for which the shareholder held the shares of the applicable Acquired Fund exchanged therefor, provided that the shareholder held such shares of the Acquired Fund as a capital asset at the time of the exchange.

28.

Under Section 1223(2) of the Code, the holding period of an Acquiring Fund with respect to the corresponding Acquired Fund’s Assets will include the period for which the Acquired Fund’s Assets were held by the Acquired Fund.

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29.

An Acquiring Fund will succeed to and take into account those tax attributes of the corresponding Acquired Fund that are described in Section 381(c) of the Code subject to the conditions and limitations specified in the Code, the regulations thereunder and existing court decisions and published interpretations of the Code and Regulations.

30.

The consummation of the Reorganization will not terminate the taxable year of the Acquired Fund for federal income tax purposes, aside from any elective change in the taxable year of the Acquiring Fund. The part of the taxable year of the Acquired Fund before the Reorganization and part of the taxable year of the Acquiring Fund after the Reorganization will constitute a single taxable year of the Acquiring Fund.

We express no opinion as to the federal income tax consequences of the Reorganization except as expressly set forth above, or as to any transaction except those consummated in accordance with the Plan. Without limiting the foregoing, we express no opinion as to the federal income tax consequences of the Reorganization to Acquired Fund with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code.

Very truly yours,

/s/ Dechert LLP

Dechert LLP

Dechert LLP

March 15, 2019

Board of Trustees

PIMCO Gurtin National Municipal Intermediate Value Fund

PIMCO Funds

650 Newport Center Drive

Newport Beach, California 92660

Board of Trustees

Gurtin National Municipal Intermediate Value Fund

Forum Funds II

Three Canal Plaza, Suite 600

Portland, Maine 04101

Dear Ladies and Gentlemen:

You have requested our opinion regarding certain federal income tax consequences to Gurtin National Municipal Intermediate Value Fund (the “Acquired Fund”), a separate series of Forum Funds II, a Delaware statutory trust (the “Acquired Fund Trust”), and to PIMCO Gurtin National Municipal Intermediate Value Fund (the “Acquiring Fund”), a separate series of PIMCO Funds, a Massachusetts business trust (the “Acquiring Fund Trust”), and to the Institutional Class shareholders of beneficial interest in Acquired Fund (the “Acquired Fund Shareholders”), in connection with the transfer of all of the assets, as defined in paragraph 1.2 of the Agreement and Plan of Reorganization (the “Plan”) dated as of March 15, 2019, executed by Acquired Fund Trust on behalf of Acquired Fund and by Acquiring Fund Trust on behalf of Acquiring Fund, of the Acquired Fund (the “Assets”) to Acquiring Fund in exchange for Institutional Class Shares of beneficial interest of Acquiring Fund (the “Acquiring Fund Shares”) and the assumption of Acquired Fund’s liabilities as defined in paragraph 1.3 of the Plan (the “Liabilities”) by Acquiring Fund, followed by the distribution of the Acquiring Fund Shares received by Acquired Fund pro rata to the Acquired Fund Shareholders followed by the complete liquidation of the Acquired Fund (the “Reorganization”), all pursuant to the Plan.

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For purposes of this opinion, we have examined and relied upon (1) the Plan, (2) the facts and representations contained in the letter dated on or about the date hereof addressed to us from Acquiring Fund Trust on behalf of Acquiring Fund, (3) the facts and representations contained in the letter dated on or about the date hereof addressed to us from Acquired Fund Trust on behalf of Acquired Fund, and (4) such other documents and instruments as we have deemed necessary or appropriate for purposes of rendering this opinion.

This opinion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), United States Treasury Regulations, judicial decisions, and administrative rulings and pronouncements of the Internal Revenue Service, all as in effect on the date hereof. This opinion is conditioned upon the Reorganization taking place in the manner described in the Plan.

Based upon the foregoing, it is our opinion that for federal income tax purposes, with respect to Acquired Fund and Acquiring Fund:

31.

The transfer by each Acquired Fund of all of its Assets to its corresponding Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Acquired Fund as specified herein, and the distribution of such shares to the Acquired Fund Shareholders, as provided in this Agreement, will constitute a reorganization under Section 368(a)(1)(F) of the Code.

32.

Under Sections 361 and 357 of the Code, no gain or loss will be recognized by an Acquired Fund, upon (i) the transfer of all its Assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Acquired Fund as specified herein or (ii) the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in liquidation as specified herein, except that the Acquired Fund may be required to recognize gain or loss with respect to (A) contracts described in Section 1256(b) of the Code, (B)

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stock in a passive foreign investment company, as defined in Section 1297(a) of the Code, or (C) any other gain or loss required to be recognized upon the termination of a position, or upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code.

33.

Under Section 1032 of the Code, no gain or loss will be recognized by an Acquiring Fund upon receipt of the Assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Acquired Fund as specified herein.

34.

Under Section 354 of the Code, no gain or loss will be recognized by the shareholders of an Acquired Fund upon the distribution to them by the Acquired Fund of the Acquiring Fund Shares in exchange for their shares of the Acquired Fund.

35.

Under Section 358 of the Code, the basis of the Acquiring Fund Shares received by each shareholder of an Acquired Fund will be the same as the basis of the shareholder’s Acquired Fund shares exchanged therefor.

36.

Under Section 362(b) of the Code, the basis of an Acquired Fund’s Assets received by the corresponding Acquiring Fund will be the same as the basis of such Assets in the hands of the Acquired Fund immediately prior to the transactions.

37.

Under Section 1223(1) of the Code, each shareholder’s holding period for the Acquiring Fund Shares will be determined by including the period for which the shareholder held the shares of the applicable Acquired Fund exchanged therefor, provided that the shareholder held such shares of the Acquired Fund as a capital asset at the time of the exchange.

38.

Under Section 1223(2) of the Code, the holding period of an Acquiring Fund with respect to the corresponding Acquired Fund’s Assets will include the period for which the Acquired Fund’s Assets were held by the Acquired Fund.

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39.

An Acquiring Fund will succeed to and take into account those tax attributes of the corresponding Acquired Fund that are described in Section 381(c) of the Code subject to the conditions and limitations specified in the Code, the regulations thereunder and existing court decisions and published interpretations of the Code and Regulations.

40.

The consummation of the Reorganization will not terminate the taxable year of the Acquired Fund for federal income tax purposes, aside from any elective change in the taxable year of the Acquiring Fund. The part of the taxable year of the Acquired Fund before the Reorganization and part of the taxable year of the Acquiring Fund after the Reorganization will constitute a single taxable year of the Acquiring Fund.

We express no opinion as to the federal income tax consequences of the Reorganization except as expressly set forth above, or as to any transaction except those consummated in accordance with the Plan. Without limiting the foregoing, we express no opinion as to the federal income tax consequences of the Reorganization to Acquired Fund with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code.

Very truly yours,

/s/ Dechert LLP

Dechert LLP

Dechert LLP